UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2026

Millrose Properties, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-42476	99-2056892
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Brickell Avenue, Suite 1400
Miami, Florida	33131
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 782-3841

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	MRP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 21, 2026 (the “Increase Date”), Millrose Properties, Inc., a Maryland corporation (the “Company”), entered into that certain Commitment and Acceptance (the “Commitment and Acceptance”), by and among the Company, Millrose Properties SPE LLC, a Delaware limited liability company, MSAB, LLC, a Delaware limited liability company, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and Flagstar Bank, N.A. (the “Accepting Lender”). The Commitment and Acceptance was delivered pursuant to Section 2.18 of that certain Amended and Restated Credit Agreement, dated as of March 25, 2026 (as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement, dated as of August 5, 2026, the “Credit Agreement”), among the Company, the lenders from time to time party thereto, the issuing banks party thereto and the Administrative Agent. The Commitment and Acceptance provides for (i) the addition of Flagstar Bank, N.A. as a new lender under the Revolving Credit Facility (as defined in the Credit Agreement) and (ii) the Company’s exercise of the accordion feature under the Credit Agreement to increase the aggregate amount of commitments of the Revolving Credit Facility by $50 million to $1.385 billion.

The foregoing description of the Commitment and Acceptance is not complete and is qualified in its entirety by reference to the Commitment and Acceptance, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is hereby incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Commitment and Acceptance, dated as of September 21, 2026, by and among the Company, Millrose Properties SPE LLC, a Delaware limited liability company, MSAB, LLC, a Delaware limited liability company, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and Flagstar Bank, N.A. (the “Accepting Lender”).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLROSE PROPERTIES, INC.

Date: September 21, 2026	By:	/s/ Garett Rosenblum
	Name:	Garett Rosenblum
	Title:	Chief Financial Officer and Treasurer